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                                                                   EXHIBIT 10.23

                            BUSINESS AGENCY AGREEMENT

PARTY A: SHANGHAI ON-TARGET ADVERTISING CO., LTD., a company of limited liabilities duly incorporated and validly existing under the laws of China; and

PARTY B: SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., a company of limited liabilities duly incorporated and validly existing under the laws of China.

Upon friendly consultation, the Parties hereby enter into this Agreement in respect of the entrustment by Party B to Party A to act as sales agency as follows:

1.    BUSINESS AGENCY

1.1 Party B shall be responsible for providing the synchronous LCD TV advertisement media for advanced business buildings, which it has developed and operated, and shall guarantee such media being sufficient in quantity and satisfactory in quality, as to be used for the purpose of Party A's completion of its sales targets.

1.2 Party B shall be responsible for providing the marketing promotion materials in appropriate quantity.

1.3 Party A shall be responsible for, as an agency, sales in Beijing district and Shanghai district of the synchronous LCD TV advertisement media owned by Party A for advanced business buildings.

1.4 Upon final determination after consultation, Party A and Party B have agreed on the sales agency commission at ten percent (10%) of the sales contract price, which is to be settled on a monthly basis.

2.    OTHERS

2.1   This Agreement is executed in two (2) copies, with each Party keeping one
      (1) copy.

2.2 After this Agreement becomes effective, neither Party may amend, change, supplement or terminate this Agreement by itself. Any amendment, change or supplement to this Agreement is subject to the mutual agreement by the Parties in writing.

2.3 The formation, effectiveness, performance, interpretation, invalidity, etc. in relation to this Agreement shall all be governed by the laws of the People's

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Republic of China. The Parties may submit any disputes in relation to this
Agreement to the jurisdictional court for judgment.

PARTY A: SHANGHAI ON-TARGET ADVERTISING CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           ---------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

PARTY B: SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           ---------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

Business Agency Agreement

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